Exhibit 99.1

Goodness Growth Holdings and Grown Rogue International

Announce Strategic Advisory Agreement

– Goodness Growth engages Grown Rogue to prioritize improved quality and productivity of its cultivation operations –

– Agreement unites Grown Rogue’s cultivation expertise with Goodness Growth’s footprint and commitment to its customers for accessible, quality cannabis products –

MINNEAPOLIS, MN and MEDFORD, OR – May 25, 2023 – Goodness Growth Holdings, Inc. ("Goodness Growth") (CSE: GDNS; OTCQX: GDNSF), and Grown Rogue International, Inc. (“Grown Rogue”) (CSE: GRIN; OTC: GRUSF) (collectively “The Parties” or “The Companies”), today announced that they have entered into a strategic agreement (the “Agreement”) whereby Grown Rogue will support Goodness Growth in the optimization of its cannabis flower products, with a particular focus on improving the quality and yield of top-grade “A” cannabis flower across its various operating markets, starting with Maryland and Minnesota.

Grown Rogue, based in Oregon, is a renowned craft cannabis operator with proven expertise growing, harvesting, processing, packaging and selling cannabis flower in the most competitive adult-use markets. The company has a relentless focus on driving quality and value through efficient standard operating procedures and superior genetics, which has resulted in Grown Rogue becoming the number one flower brand in Oregon and a top five indoor flower brand in Michigan. Goodness Growth is a Minneapolis-based operator whose medical expertise helped its team build a portfolio of merit-based medical license awards, which are all currently experiencing transitions to adult-use regulatory frameworks.

Interim Chief Executive Officer of Goodness Growth, Josh Rosen, said, “As we have recently discussed, cultivation improvements are an important focus for us this year. We’ve been impressed by the initial site visits and preliminary work that Grown Rogue’s team has already completed. We’re striving to put more passion into quality and efficiency so we can deliver affordable products that meet the demands of medical and adult-use markets and compete effectively with the illicit market. This strategic agreement aligns with that focus, and we’re optimistic that it will accelerate operational improvements that, most importantly, should both lower our cost of production and provide higher quality, a true win-win for our patients and customers.”

Obie Strickler, Chief Executive Officer of Grown Rogue, commented, “While this is a great strategic collaboration for Grown Rogue and Goodness Growth, we are especially excited for the many patients and customers in the markets that Goodness Growth serves. We have been actively looking to expand the reach of our craft-quality cannabis flower. This agreement enables us to help Goodness Growth delight customers and patients as we have been in Oregon and Michigan in exchange for a modest increase in our operating expenses and no increase in capital expenses. The incentive structure of the agreement, whereby Grown Rogue only benefits if Goodness Growth benefits as well, reflects my confidence in our operational ability to drive improved cultivation performance, and I am excited about this opportunity because we have one of the best operations teams in the country.”

Under the terms of the agreement, which expires on September 30, 2025, Goodness Growth will provide compensation to Grown Rogue for sustained consulting support, including input on systems and processes, and recommendations to improve Goodness Growth’s cultivation operations. Grown Rogue will be entitled to receive additional incentive compensation if its services result in improved cash flow performance as compared to Goodness Growth’s baseline expectations over the term of the agreement. Grown Rogue’s cooperation in the agreement will be on an exclusive basis to Goodness Growth within the markets in which Goodness Growth operates.

In addition, Goodness Growth will issue 10,000,000 warrants to purchase subordinate voting shares of Goodness Growth to Grown Rogue, with a strike price equal to a 25.0 percent premium to the 10-day volume weighted average price (“VWAP”) of Goodness Growth’s subordinate voting shares prior to the effective date of the agreement. Similarly, Grown Rogue will issue 8,500,000 warrants to purchase subordinate voting shares of Grown Rogue to Goodness Growth, with a strike price equal to a 25.0 percent premium to the 10-day VWAP of Grown Rogue’s subordinate voting shares prior to the effective date of the agreement. The warrants exchanged in the agreement will be issued with five year terms to exercise, shall not be registered with the United States Securities & Exchange Commission or qualified by any Canadian provincial securities commission, and shall not be assignable except as set forth in the warrant certificates. The parties intend to issue the warrants within 60 days. The aforementioned warrants and shares underlying such warrants will be subject to a four-month and one-day hold period under applicable Canadian securities laws.

About Goodness Growth Holdings, Inc.

Goodness Growth Holdings, Inc. (CSE: GDNS; OTCQX: GDNSF), is a cannabis company based in Minneapolis. The Company’s mission is to provide safe access, quality products and value to its customers while supporting its local communities through active participation and restorative justice programs. The Company is evolving with the industry and is in the midst of a transformation to being significantly more customer-centric across its operations, which include cultivation, manufacturing, wholesale and retail business lines. For more information about Goodness Growth Holdings, please visit www.goodnessgrowth.com.

About Grown Rogue International, Inc.

Grown Rogue International, Inc. (CSE: GRIN; OTC: GRUSF), is a craft cannabis company focused on delighting customers with premium flower and flower-derived products at fair prices. The Company’s roots are in Southern Oregon where it has demonstrated its capabilities in the highly competitive and discerning Oregon market and, more recently, successfully expanded its platform to Michigan. The Company combines its passion for product and value with a disciplined approach to growth, prioritizing profitability and return on capital. Its strategy is to pursue capital efficient methods to expand into new markets, bringing craft quality and value to more consumers. The Company also continues to make modest investments to improve its outdoor craft cultivation capabilities in preparation for eventual interstate commerce. For more information about Grown Rogue, please visit www.grownrogue.com.

Contact Information:

Goodness Growth Holdings, Inc.:

Amanda Hutcheson

Senior Manager, Communications

amandahutcheson@goodnessgrowth.com

(919) 815-1476

Grown Rogue International, Inc.:

Investor Relations Desk

invest@grownrogue.com

(458) 226-2100

Forward-Looking Statement Disclosure

This press release contains “forward-looking information” within the meaning of applicable United States and Canadian securities legislation. To the extent any forward-looking information in this press release constitutes “financial outlooks” within the meaning of applicable United States or Canadian securities laws, such information is being provided as preliminary financial results and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “could,” “looking forward,” “may,” “continue,” “expect,” “will,” “subject to,” and variations of such words and phrases, or any verbs in the future tense. These statements should not be read as guarantees of future performance or results. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Goodness Growth and Grown Rogue or their subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Forward-looking information is based upon a number of estimates and assumptions of Goodness Growth’s and Grown Rogue’s management teams, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although Goodness Growth and Grown Rogue believe that the expectations and assumptions on which such forward-looking information is based are reasonable, undue reliance should not be placed on the forward-looking information because Goodness Growth and Grown Rogue can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward-looking information. Such risks and uncertainties include, but are not limited to, risks related to the timing of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares Goodness Growth and Grown Rogue; risks related to epidemics and pandemics, federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations in the United States and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; conflicts of interest; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity risks and other risk factors set out in Goodness Growth and Grown Rogue’s Annual Reports for the year ended December 31, 2022, which are available, if applicable, on EDGAR with the U.S. Securities and Exchange Commission and filed with the Canadian securities regulators and available under the Goodness Growth’s and Grown Rogue’s company profiles on SEDAR at www.sedar.com.

The statements in this press release are made as of the date of this release. Except as required by law, Goodness Growth and Grown Rogue undertake no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.